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                                          NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                                         INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                                                                             CUSSIP NO-  98136C 10 4

           ----------                                                                                  ----------
             NUMBER                                                                                      SHARES

           ----------                                                                                  ----------
                                              WordCruncher Internet Technologies, Inc.

                                             AUTHORIZED COMMON STOCK: 60,000,000 SHARES
                                                         PAR VALUE: $ .001


           THIS CERTIFIES THAT


                                         -------------------------------------------------


           IS THE RECORD HOLDER OF


                                         -------------------------------------------------


                                - Shares of WORDCRUNCHER INTERNET TECHNOLOGIES, INC. Common Stock -
      transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not vaid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:


      -------------------------------------                                           -----------------------------------
                                  Secretary                                                                     President
                                                          [CORPORATE SEAL]

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NOTICE:  Signature  must  be  guaranteed  by  a  firm  which  is a  member  of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -  as tenants in common       UNIF GIFT MIN ACT - ....Custodian ...
     TEN ENT - as tenants by the entireties                   (Cust)     (Minor)
     JT TEN - as joint tenants with right of       under Uniform Gifts to Minors
              survivorship and not as tenants      Act .........................
              in common                                         (State)

    Additional abbreviations may also be used though not in the above list.

           For Value Received, ___________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
------------------------------

------------------------------



--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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--------------------------------------------------------------------------Shares
of the capital stock represented by the within certificate, and do hereby irrevokably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premesis.


Dated __________________




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NOTICE:  THE  SIGNATURE  TO THIS  ASSIGNMENT  MUST  CORRESPOND  WITH THE NAME AS
         WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER